UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 23, 2017

REAL GOODS SOLAR, INC.

(Exact Name of Registrant as Specified in its Charter)

Colorado	001-34044	26-1851813
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 16th Street, Suite 300, Denver, CO 80202

(Address of Principal Executive Offices, Including Zip Code)

Registrant’s telephone number, including area code: (303) 222-8300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement

On May 23, 2017, Real Goods Solar, Inc. (the “Company”) entered into an agreement with Mobomo, LLC pursuant to which Mobomo, LLC will design and develop an integrated mobile phone application with RGS’ existing and additional digital applications into a new RGS Energy customer portal. The Company expects the investment in software will improve its sales cycle time and customer satisfaction, helping the company achieve its top-line revenue growth strategy. Work is scheduled to begin immediately and expected to last 25 weeks. Subject to the terms and conditions of the agreement, the Company expects to pay Mobomo a total fee of $516,000 in instalments over five months and reimburse Mobomo’s out-of-pocket expenses.

The Company may terminate the agreement at any time upon 30 days’ notice the agreement contains confidentiality and non-solicitation obligations, representations, warranties, covenants and other provisions customary for this type of agreement.

Mobomo’s Chief Executive Officer Brian Lacey is the son of the Company’ CEO Dennis Lacey. The Company approved the agreement in accordance with its related-party transaction policy.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements relating to matters that are not historical facts. Forward-looking statements may be identified by the use of words such as “expect,” “will,” “should,” “would” or comparable terminology or by discussions of strategy. While the Company believes its assumptions and expectations underlying forward-looking statements are reasonable, there can be no assurance that actual results will not be materially different. Risks and uncertainties that could cause materially different results include, among others, the Company’s ability to successfully complete the software development project described in this Current Report on Form 8-K on a timely basis and integrate the resulting software with the Company’s existing software and business; the Company’s ability to implement its growth strategy and achieve its target level of sales; customer acceptance of, experience with and satisfaction with the new software and other risks; and uncertainties included in the Company’s filings with the Securities and Exchange Commission. The Company assumes no duty to update any forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release issued by Real Goods Solar, Inc. on May 24, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REAL GOODS SOLAR, INC.

By:	/s/ Alan Fine
Alan Fine
Principal Financial Officer

Date: May 24, 2017

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Real Goods Solar, Inc. on May 24, 2017